EATON VANCE GREATER CHINA GROWTH FUND

Supplement to Summary Prospectus dated January 1, 2025
as may be supplemented and/or revised from time to time

The following replaces “Portfolio Managers” under “Management”:

Portfolio Manager. The Fund is managed by Amay Hattangadi, CFA, Managing Director of MSIM Company, who has managed the Fund since October 1, 2021.

March 24, 2025	48592-00 3.24.25